UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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VIRIDIAN THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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VIRIDIAN THERAPEUTICS, INC.

221 CRESCENT STREET, SUITE 401

WALTHAM, MA 02453

D76176-P72684

Your Vote Counts!

VIRIDIAN THERAPEUTICS, INC.

2022 Annual Meeting

Vote by June 7, 2022

11:59 PM ET

You invested in VIRIDIAN THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2022.

Get informed before you vote

View the Proxy Statement, Notice and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  * Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the Class I director nominee to serve until the 2025 Annual Meeting of Stockholders.
	Nominees:	For

01) Peter Harwin

2.	To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.	For

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	For

4.	To approve an amendment and restatement of the Company’s Amended and Restated 2016 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 3,050,000 shares.	For

Note: Such other business as may properly come before the meeting or any adjournment thereof.

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D76177-P72684